EXHIBIT 99.2

EXXON MOBIL CORPORATION

2Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 3)
==================================================

Net Income (U.S. GAAP), $M         2Q03    1Q03     4Q02     3Q02     2Q02
__________________________         ____    ____     ____     ____     ____
Upstream
  United States                     907    1,259      757      642      677
  Non-U.S.                        1,931    4,434    2,245    1,635    1,553
                                 ______   ______   ______   ______   ______

  Total                           2,838    5,693    3,002    2,277    2,230
Downstream
  United States                     419      174      403       42      234
  Non-U.S.                          727      549      418       83      148
                                 ______   ______   ______   ______   ______

  Total                           1,146      723      821      125      382
Chemicals
  United States                     128       16       71      156       87
  Non-U.S.                          311      271        5      197      182
                                 ______   ______   ______   ______   ______

  Total                             439      287       76      353      269

Corporate and financing            (253)    (213)    (109)     (41)    (222)
Merger expenses                       0        0     (100)     (85)     (30)
                                 ______   ______   ______   ______   ______

Income from continuing operations 4,170    6,490    3,690    2,629    2,629
Discontinued operations               0        0      400       11       11
Accounting change                     0      550        0        0        0
                                 ______   ______   ______   ______   ______

Net income (U.S. GAAP)            4,170    7,040    4,090    2,640    2,640
                                 ======   ======   ======   ======   ======
Net income per common share
  (U.S. GAAP)                      0.63     1.05     0.60     0.39     0.40
Net income per common share
 - assuming dilution (U.S. GAAP)   0.62     1.05     0.60     0.39     0.39


Merger Effects, Discontinued Operations, Accounting Change
__________________________________________________________
  and Other Special Items $M
  __________________________

Upstream
  United States                       0        0        0        0        0
  Non-U.S.                            0    1,700        0     (215)       0
                                 ______   ______   ______   ______   ______

  Total                               0    1,700        0     (215)       0
Downstream
  United States                       0        0        0        0        0
  Non-U.S.                            0        0        0        0        0
                                 ______   ______   ______   ______   ______

  Total                               0        0        0        0        0
Chemicals
  United States                       0        0        0        0        0
  Non-U.S.                            0        0        0        0        0
                                 ______   ______   ______   ______   ______

Total                                 0        0        0        0        0

Corporate and financing               0        0        0        0        0
Merger expenses                       0        0     (100)     (85)     (30)
Discontinued operations               0        0      400       11       11
Accounting change                     0      550        0        0        0
                                 ______   ______   ______   ______   ______
Corporate total                       0    2,250      300     (289)     (19)
                                 ======   ======   ======   ======   ======

Earnings Ex. Merger Effects, Discontinued Operations, Accounting Change
_______________________________________________________________________

 and Other Special Items $M
 __________________________

Upstream
  United States                     907    1,259      757      642      677
  Non-U.S.                        1,931    2,734    2,245    1,850    1,553
                                 ______   ______   ______   ______   ______

  Total                           2,838    3,993    3,002    2,492    2,230
Downstream
  United States                     419      174      403       42      234
  Non-U.S.                          727      549      418       83      148
                                 ______   ______   ______   ______   ______

  Total                           1,146      723      821      125      382
Chemicals
  United States                     128       16       71      156       87
  Non-U.S.                          311      271        5      197      182
                                 ______   ______   ______   ______   ______

  Total                             439      287       76      353      269
Corporate and financing            (253)    (213)    (109)     (41)    (222)
                                 ______   ______   ______   ______   ______

Corporate total                   4,170    4,790    3,790    2,929    2,659
                                 ======   ======   ======   ======   ======

EPS ex Merger Effects/Discontinued Operations/Accounting Change/Special Items
 - assuming dilution               0.62     0.71     0.56     0.44     0.39

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EXXON MOBIL CORPORATION

2Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 3)
==================================================

Supplemental Information (continued)
____________________________________

                                   2Q03    1Q03     4Q02     3Q02     2Q02
                                   ____    ____     ____     ____     ____
Net production of crude oil and
natural gas liquids, kbd
  United States                     605      633      650      656      700
  Canada                            372      347      375      348      341
  Europe                            565      621      603      552      602
  Asia-Pacific                      240      231      246      273      254
  Africa                            399      414      352      354      348
  Other Non-U.S.                    297      258      271      270      250
                                 ______   ______    _____   ______   ______

 Total liquids production         2,478    2,504    2,497    2,453    2,495

Natural gas production available
for sale, mcfd
  United States                   2,306    2,382    2,264    2,374    2,373
  Canada                            906      931      987    1,020    1,024
  Europe                          3,524    6,321    5,782    3,065    3,324
  Asia-Pacific                    1,921    1,792    2,015    2,170    1,965
  Other Non-U.S.                    602      634      619      593      506
                                 ______   ______   ______   ______   ______
 Total natural gas production
  available for sale              9,259   12,060   11,667    9,222    9,192

Total worldwide liquids and
gas production, koebd             4,021    4,514    4,442    3,990    4,027

Refinery throughput, kbd
  United States                   1,815    1,683    1,811    1,807    1,871
  Canada                            459      447      446      467      435
  Europe                          1,573    1,464    1,548    1,529    1,554
  Asia-Pacific                    1,347    1,506    1,449    1,433    1,263
  Other Non-U.S.                    297      290      282      242      220
                                 ______   ______   ______   ______   ______

 Total refinery throughput        5,491    5,390    5,536    5,478    5,343

Petroleum product sales, kbd
  United States                   2,706    2,573    2,810    2,724    2,678
  Canada                            580      613      622      596      579
  Europe                          2,068    1,988    2,097    2,034    2,045
  Asia-Pacific                    1,566    1,805    1,581    1,516    1,391
  Other Non-U.S.                    880      882      907      893      876
                                 ______   ______   ______   ______   ______

 Total petroleum product sales    7,800    7,861    8,017    7,763    7,569

  Gasolines, naphthas             3,263    3,035    3,224    3,253    3,143
  Heating oils, kerosene,
   diesel                         2,284    2,517    2,406    2,206    2,173
  Aviation fuels                    643      660      698      728      674
  Heavy fuels                       628      642      680      577      559
  Specialty products                982    1,007    1,009      999    1,020
                                 ______   ______   ______   ______   ______

Total petroleum product sales     7,800    7,861    8,017    7,763    7,569

Chemicals product revenue, $M
  United States                 $ 2,486  $ 2,599  $ 2,247  $ 2,249  $ 2,379
  Non-U.S.                        3,629    3,831    3,101    3,154    2,883
                                 ______   ______   ______   ______    _____
 Total chemicals product
   revenue                      $ 6,115  $ 6,430  $ 5,348  $ 5,403  $ 5,262

Chemicals prime product sales, kt
  United States                   2,543    2,861    2,783    2,849    3,010
  Non-U.S.                        3,826    4,030    3,831    3,807    3,692
                                _______   ______   ______   ______   ______
 Total chemicals prime
   product sales                  6,369    6,891    6,614    6,656    6,702

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EXXON MOBIL CORPORATION

2Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 3)
==================================================

Supplemental Information (continued)
___________________________________

Average Realization Data           2Q03    1Q03     4Q02     3Q02     2Q02
________________________           ____    ____     ____     ____     ____
United States
  ExxonMobil
    Crude ($/B)                   23.81    29.33    23.65    24.26    22.23
    Natural Gas ($/kCF)            5.32     6.20     3.87     2.92     3.05

  Benchmarks
    WTI ($/B)                     29.02    34.06    28.20    28.32    26.27
    ANS-WC ($/B)                  27.05    33.23    26.75    27.32    25.01
    Gas - GC Spot Avg ($/MBTU)     5.21     6.36     3.90     3.05     3.23

Non-U.S.
  ExxonMobil
    Crude ($/B)                   25.39    30.65    25.86    25.76    23.77
    Natural Gas ($/kCF)            3.73     4.02     3.37     2.72     2.76
    European NG ($/kCF)            3.90     4.03     3.55     3.01     3.00

  Benchmarks
    Brent ($/B)                   26.03    31.51    26.78    26.95    25.04


Capital and Exploration Expenditures, $M
________________________________________

Upstream
  United States                     526      489      584      619      568
  Non-U.S.                        2,395    2,295    2,297    2,069    1,992
                                 ______   ______   ______    _____   ______

  Total                           2,921    2,784    2,881    2,688    2,560
Downstream
  United States                     333      308      324      257      250
  Non-U.S.                          380      273      515      377      335
                                 ______   ______   ______   ______   ______

  Total                             713      581      839      634      585
Chemicals, Administrative and Discontinued Operations
  United States                     107       63      151      139      137
  Non-U.S.                           90       68      154      102      111
                                 ______   ______   ______   ______   ______

  Total                             197      131      305      241      248

Total Capital and Exploration
  Expenditures                    3,831    3,496    4,025    3,563    3,393

Exploration Expense Charged to Income, $M
_________________________________________

  Consolidated - United States       39       35       57       49       48
               - Non-U.S.           138      107      249      107      176
  Non-consolidated -
   ExxonMobil share - United States   1        0        0        0        0
                    - Non-U.S.        4       12       33        0        4
                                 ______   ______   ______   ______   ______

Total Exploration Expense
  Charged to Income                 182      154      339      156      228

Effective Income Tax Rate, %      39.8%    36.4%    34.8%    43.3%    40.8%

Common Shares Outstanding (millions)
____________________________________

  At quarter end                  6,652    6,679    6,700    6,729    6,757
  Average                         6,654    6,683    6,712    6,740    6,767
  Average - assuming dilution     6,687    6,714    6,755    6,787    6,831

Cash flows from operations and asset sales ($G)
______________________________________________

Net cash provided by
  operating activities              7.3      8.7      5.1      7.5      4.1
Sales of subsidiaries,
  investments and PP&E              0.3      1.3      1.7      0.2      0.1
                                 ______    _____   ______   ______   ______
  Cash flows from operations
   and asset sales                  7.6     10.0      6.8      7.7      4.2

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2003. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.